UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TREVI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TREVI THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET TREVI THERAPEUTICS, INC. 195 CHURCH STREET, 16TH FLOOR NEW HAVEN, CT 06510 V93497-P48049 You invested in TREVI THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Advance of the Meeting Vote by June 2, 2026 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* June 3, 2026 11:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/TRVI2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available to you on the Internet at www.proxyvote.com. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of one Class I director to our Board of Directors, to serve until the 2029 Annual Meeting of Stockholders. Nominee: 1a.Michael Heffernan For 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. For 4. Approval of the Trevi Therapeutics, Inc. Amended and Restated 2019 Stock Incentive Plan. For 5. Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 shares to 400,000,000 shares. For NOTE: Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V93498-P48049